EXHIBIT 99.1

CONTACT:

Jeff Macdonald
Acorda Therapeutics
(914) 326-5232
jmacdonald@acorda.com

FOR IMMEDIATE RELEASE

Acorda Announces Departure of Michael Rogers

ARDSLEY, N.Y. – (October 4, 2016) – Acorda Therapeutics, Inc. (Nasdaq: ACOR) today announced that Chief Financial Officer Michael Rogers has left the company. David Lawrence, Acorda's Chief of Business Operations, has assumed the role of Chief, Business Operations and Principal Accounting Officer. Andrew Hindman, Acorda's Chief Business Development Officer, has assumed responsibility for Financial Planning and Analysis and Investor Relations. Mr. Rogers will serve as a consultant to the Company through the end of the year as part of this transition.

"We thank Mike for his many contributions to Acorda during his tenure. He was a key part of the team responsible for the acquisitions of Civitas and Biotie, which have helped position Acorda as a leader in Parkinson's disease therapeutic development," said Ron Cohen, M.D., President and CEO of Acorda Therapeutics. "Mike has been commuting from Boston throughout his years at Acorda, which has been challenging for him and his family. I'm grateful for his dedication to the Company during this time."

"I also want to thank Dave Lawrence and Andrew Hindman for taking on additional responsibilities within the Company. Dave led our accounting and finance teams for many years, and Andrew has a strong financial background and long-standing relationships with many of Acorda's investors."

About Acorda Therapeutics
Founded in 1995, Acorda Therapeutics is a biotechnology company focused on developing therapies that restore function and improve the lives of people with neurological disorders.

Acorda has a pipeline of novel neurological therapies addressing a range of disorders, including Parkinson's disease, post-stroke walking difficulties, migraine, and multiple sclerosis. Acorda markets three FDA-approved therapies, including AMPYRA® (dalfampridine) Extended Release Tablets, 10 mg.

For more information, please visit the Company's website at: www.acorda.com.

Forward-Looking Statement
This press release includes forward-looking statements. All statements, other than statements of historical facts, regarding management's expectations, beliefs, goals, plans or prospects should be considered forward-looking. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including:  the ability to complete the Biotie transaction on a timely basis; the ability to realize the benefits anticipated from the Biotie and Civitas transactions, among other reasons because acquired development programs are generally subject to all the risks inherent in the drug development process and our knowledge of the risks specifically relevant to acquired programs generally improves over time; the ability to successfully integrate Biotie's operations and Civitas' operations, respectively, into our operations; we may need to raise additional funds to finance our expanded operations and may not be able to do so on acceptable terms; our ability to successfully market and sell Ampyra (dalfampridine) Extended Release Tablets, 10 mg in the U.S.; third party payers (including governmental agencies) may not reimburse for the use of Ampyra or our other products at acceptable rates or at all and may impose restrictive prior authorization requirements that limit or block prescriptions; the risk of unfavorable results from future studies of Ampyra or from our other research and development programs, including CVT-301 or any other acquired or in-licensed programs; we may not be able to complete development of, obtain regulatory approval for, or successfully market CVT-301, any other products under development, or the products that we will acquire when we complete the Biotie transaction; the occurrence of adverse safety events with our products; delays in obtaining or failure to obtain and maintain regulatory approval of or to successfully market Fampyra outside of the U.S. and our dependence on our collaborator Biogen in connection therewith; competition; failure to protect our intellectual property, to defend against the intellectual property claims of others or to obtain third party intellectual property licenses needed for the commercialization of our products; and failure to comply with regulatory requirements could result in adverse action by regulatory agencies.

These and other risks are described in greater detail in our filings with the Securities and Exchange Commission. We may not actually achieve the goals or plans described in our forward-looking statements, and investors should not place undue reliance on these statements. Forward-looking statements made in this presentation are made only as of the date hereof, and we disclaim any intent or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation.

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